SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K
                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                               July 25, 1999
                     ---------------------------------
                     (Date of earliest event reported)


                             Unitrode Corporation
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


  Maryland                 1-5609                  04-2271186
----------------     -----------------------    ------------------
 (State or other     (Commission File Number)   (IRS Employer
 Jurisdiction of                                Identification No.)
 Incorporation)



           Seven Continental Boulevard, Merrimack, NH 30354-4334
           -----------------------------------------------------
            (Address of principal executive offices) (Zip Code)


                               (603) 424-2410
            ---------------------------------------------------
            (Registrant's telephone number, including area code)


                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


 ITEM 5.  OTHER EVENTS.

           Unitrode Corporation, a Maryland corporation (the "Company"), Texas Instruments Incorporated, a Delaware corporation ("Parent"), and Unicorn Acquisition Corporation, a Maryland corporation and a wholly owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of July 25, 1999 (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, the Company will become a wholly owned subsidiary of Parent through the merger of Merger Sub with and into the Company.

           In connection with the Merger Agreement, the Company and Parent entered into a Stock Option Agreement, dated as of July 25, 1999 (the "Stock Option Agreement"), pursuant to which Parent has the right, under certain circumstances, to purchase up to 6,470,760 shares of the Company's common stock, par value $0.01 per share, at an exercise price of $38.60. Copies of the Merger Agreement and the Stock Option Agreement are attached hereto as Exhibit 2.1 and Exhibit 4.1, respectively. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

 (c)       Exhibits.

 Exhibit No.    Description
 -----------    -----------

      2.1 Agreement and Plan of Merger, dated as of July 25, 1999, among Unitrode Corporation, a Maryland corporation, Texas Instruments Incorporated, a Delaware corporation, and Unicorn Acquisition Corporation, a Maryland corporation and wholly owned subsidiary of Texas Instruments Incorporated.

      4.1 Stock Option Agreement, dated as of July 25, 1999, between Texas Instruments Incorporated, a Delaware corporation and Unitrode Corporation, a Maryland corporation.

      99.1      Press release dated July 26, 1999.



                                 SIGNATURE




           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITRODE CORPORATION


                               By:   /s/ Allan R. Campbell
                                   ------------------------------
                                   Name:  Allan R. Campbell
                                   Title: Senior V.P, General
                                          Counsel and Secretary



 Date:  July 27, 1999


                               EXHIBIT INDEX

 Exhibit No.    Description
 -----------    -----------

      2.1 Agreement and Plan of Merger, dated as of July 25, 1999, among Unitrode Corporation, a Maryland corporation, Texas Instruments Incorporated, a Delaware corporation, and Unicorn Acquisition Corporation, a Maryland corporation and wholly owned subsidiary of Texas Instruments Incorporated.

      4.1 Stock Option Agreement, dated as of July 25, 1999, between Texas Instruments Incorporated, a Delaware corporation and Unitrode Corporation, a Maryland corporation.

      99.1      Press release dated July 26, 1999.